AGREEMENT

AGREEMENT, dated as of and effective August 1, 1996 by and between GALLERY RODEO INTERNATIONAL (the "Seller"), and MICROTECH
MEDICAL SYSTEMS, INC., and assigns (the "Purchaser")

WHEREAS: the Seller is the owner and holder of a Promissory Note (the "Note") dated June 30, 1995 in the amount of Two Hundred Eight Thousand One Hundred Thirty-Three and 34/100 ($208,133.34) Dollars secured by a Deed of Trust (the "Deed of Trust") of even date encumbering the real property described in Exhibits A and B, respectively, hereto made a part hereof by reference, as amended by Amendment dated May 9, 1996 described in Exhibit C hereto and made a part hereof by reference;

AND WHEREAS: Purchaser desires to acquire and Seller desires to sell said Note and Deed of Trust in exchange for the payment of Two Hundred Thousand and No/100 ($200,000.00) Dollars

NOW THEREFORE, IT IS AGREED THAT:

     1. Sale. At the closing, the Seller shall sell its one hundred percent (100%) interest in the Note and Deed of Trust, copies of which are attached hereto as Exhibits B and C and made a part hereof by reference, and the Purchaser shall buy said interest free and clear of all liens, claims and encumbrances.

     2.    Consideration.   Purchaser  and   Seller   agree   the
consideration for said Note and Deed of Trust shall be as follows:

          2.1   Two  Hundred  Thousand and  No/100  ($200,000.00)
     Dollars, shall be paid to Seller in cash or certified funds at closing.

3.   Closing.

          3.1  The following shall be accomplished at closing:

               3.1.1 The Seller shall sell and transfer the Note in the face amount of Two Hundred Eight Thousand One Hundred Thirty-Three and 34/100 ($208,133.34) Dollars and Deed of Trust as set forth above which is owned or beneficially controlled by Seller and the Purchaser of said Note and Deed of Trust and shall deliver to Seller an executed assignment of the Note and Deed of Trust in standard form.

               3.1.2 Seller and Purchaser shall execute other necessary documentation to accomplish the purposes set forth herein at closing.

          3.2  Closing shall be the 9th day of August, 1996, at 2
     N.  Cascade  Avenue, Suite 330, Colorado Springs,  Colorado,
     80903, at 10:00 A. M.

     4.    Representations,  Warranties  and  Covenants  of  Both
Parties.

          4.1   Representations, Warranties and Covenants of  the
     Seller.

               The Seller covenants, warrants, and represents as follows:

               4.1.1 The Seller will convey to the Purchaser at the closing good and marketable title to said Note and Deed of Trust. The Seller owns the Note and Deed of Trust free and clear of all liens, encumbrances and charges. The Seller presently has such title.

                    (a)    The   Seller  is  currently  in   full
               compliance  with  all  Covenants,  Conditions  and
               Agreements set forth in the Deed of Trust and further, Covenants and Represents that this Agreement does not violate any such Agreements or Warranties of Seller with Owners of the within described property or others.

               4.1.2   Copies of the Seller's Note  and  Deed  of
          Trust, including all amendments thereto, have been delivered to the Purchaser, and such copies are true, complete and correct in every particular.

               4.1.3  The Seller has the power to enter into this
          agreement and to carry out its obligations hereunder. No court or other proceedings are necessary to authorize the consummation of this agreement and the transactions contemplated hereby. This agreement has been duly executed and delivered by the Seller, and constitutes a valid and binding obligation of the Seller. The execution and performance of this agreement by the Seller does not violate, or result in a breach of, or constitute a default under any judgment, order or decree to which he may be subject. Neither the execution and delivery of this agreement, nor the consummation of the transaction contemplated hereby, nor compliance with the terms and provisions hereof, will result in the creation or imposition of any lien, charge or encumbrance upon any of the Seller's assets pursuant to the terms of, or conflict in any way with the provision of, or constitute a default under, or require the consent of any other party to, any indenture, mortgage, deed of trust, agreement, lease or other instrument to which the Seller is a party or by which he may be bound, or to which he may be subject.

               4.1.4 The Seller has not become in any way obligated for any broker's, finder's, agent's or similar fee with respect to the transactions contemplated by this agreement other than to its accountants and attorneys.

               4.1.5 No representation or warranty of the Seller made in this Agreement, nor in any document, certificate, or schedule required to be furnished pursuant to this agreement, contains or will contain any untrue statement of a material fact, and copies of any documents furnished to the Purchaser will be true and correct copies of such documents.

               4.1.6 The Seller does not have any knowledge of any claim, litigation, threatened litigation or any other action which has been instituted or threatened affecting its ability to perform its obligations under this agreement.

               4.1.7 All of the foregoing representations and warranties will be true on and as of the closing date.

     4.2  REPRESENTATIONS and WARRANTIES of the Purchaser.

          The Purchaser represents and warrants as follows:

               4.2.1 It is a corporation duly organized and validly existing and in good standing under laws of the State of its incorporation.

               4.2.2 It has the corporate power to enter into this agreement and to carry out its obligations hereunder. The execution and delivery of this agreement and the consummation of the transactions contemplated have been duly authorized by its board of director; no other corporate proceedings are necessary to authorize its officers to effectuate this agreement and the transactions contemplated thereby. This agreement has been duly executed and delivered by it, and constitutes a valid obligation binding on it. The execution and performance of this agreement by it does not violate, or result in a breach of, or constitute a default under, any judgement, order or decree to which it may be subject, nor does such making or performance constitute a violation of or conflict with any provision of its charter or by-laws.

               4.2.3 It has not employed any broker, finder or agent, nor has it otherwise become in any way obligated for any broker's, finder's, agent's or similar fee with respect to the transactions contemplated by this agreement.

               4.2.4 The execution and carrying out of this agreement and compliance with the provisions hereof by it will not violate, with or without giving notice and/or the passage of time, any provisions of law applicable to it.

               4.2.5 The Purchaser does not have any knowledge of any claim, litigation, threatened litigation or any other action which has been instituted or threatened affecting its ability to perform its obligations under this agreement.

               4.2.6 All of the foregoing representations and warranties will be true on and as of the closing date.

     5.   INDEMNIFICATION.

          5.1 Nothing herein to the contrary withstanding, the Seller's obligations under this agreement for breach of promise, misrepresentation, breach of warranty or nonfulfillment of any obligation or agreement, negligence, promissory estoppel, detrimental reliance or any other action which arises out of the transactions herein contemplated shall be only as follows:

               5.1.1 any and all damage, loss, deficiency, costs or expenses resulting from any other misrepresentation, breach of warranty or non-fulfillment of any obligation or agreement on the Seller's part under this Agreement, including without limitation any and all actions, suits, proceedings, judgements and reasonable legal and other expenses incident to the foregoing.

               5.1.2 Said notice shall be to the Seller of any claim or litigation the existence of which gives rise to the operation of the foregoing indemnity, and Seller shall have the power to investigate and defend such claim at his expense with power to settle such claim, unless the amount claimed and the reasonably estimated expenses of defense exceed the amount set forth in
          5.1.1  above.

               5.1.3 If the Seller fails to defend, the Purchaser may defend such claim with power to settle and the Seller shall pay the costs and expenses thereof and the amount of any settlement or judgment up to the amount set forth Section 4.1 above; provided however, that in any case, no settlement shall bind the Seller to pay any amount which is not first approved in writing by the Seller.

               5.1.4 If the amount claimed and the reasonably estimated expenses of defense exceed the amount set forth in Section 5.1.1 above then either (1) the Seller may defend (and assume the entire risk of the settlement or judgement and costs of defending the same (whether or not they exceed the amount set forth in Section 5.1.1 above) or (2) the Seller may notify the Purchaser (within 10 days of receiving written notice of the claim from the Purchaser) that the Purchaser is to defend such claim with power to settle and the Seller shall pay the costs and expenses thereof and the amount of any settlement or judgment (but the total liability of the Seller shall not be in excess of the amount se forth in Section 5.1.1 above).

     5.2 Whether or not the transactions herein contemplated shall be consummated, the Purchaser will pay the fees, expenses and disbursements of the Purchaser and its agents, representatives, accountants and counsel incurred in connection with the subject matter of this agreement and any amendments thereto, and the Seller will pay such fees, expenses and disbursements of the Seller and its agents, representatives, accountants and counsel (if not otherwise accrued).

     6. Termination. This agreement may be terminated by the Purchaser under any of the following circumstances by notice in writing if during the period from the date hereof to the closing date any of the following shall occur:

          6.1 The Purchaser shall learn of any fact or condition with respect to the Seller's Note and Deed of Trust which is substantially at variance with one or more of the representations or warranties as set forth above or with other written information provided to the Purchaser by the Seller, and after written notice thereof the Seller shall be unable to furnish reasonable assurance satisfactory to the Purchaser.

          6.2 The Seller shall commit a substantial breach of any one or more of the obligations or prohibitions set forth in Section 1 of this agreement and shall be unable to furnish reasonable assurance satisfactory to the Purchaser.

          6.3 On the occurrence of any of the events specified in Sections 4.1.1 to 4.1.6 above, the parties may agree upon an amount by which the consideration shall be reduced on account of such event, in which case the Purchaser shall not terminate this Agreement and the consideration shall be so reduced.

     7.   After the Closing.  Subsequent to the closing:

          7.1 Each party to this agreement shall at the request of any other furnish, execute and deliver such documents, instruments, opinions of counsel, certificates, notices or other further assurances as counsel of the requesting party shall reasonably deem necessary or desirable for effecting complete consummation of this agreement.

     8.   Miscellaneous.

          8.1 Each and every one of the representations, warranties, covenants and agreements made herein by any party (including any statements made in the Disclosure Schedules and in any certificates, schedules, exhibits, instruments or documents furnished pursuant to or concurrently with this Agreement), shall survive the closing and the consummation of the transactions contemplated by this Agreement, notwithstanding any investigation heretofore or hereafter made by the parties hereto.

          8.2 All notices, approvals or other communications to be sent or given to the Seller shall be deemed validly and properly given or made if in writing and delivered by hand or registered or certified mail, return receipt requested, and addressed to:

               Gallery Rodeo International
               Holly Sugar Building - Suite 330
               2 N. Cascade Avenue
               Colorado Springs, CO   80903

          8.3 All notices, approvals or other communications to be sent or given to the Purchaser shall be deemed validly and properly given or made if in writing and delivered by hand or registered or certified mail, return receipt requested, and addressed to:

               Microtech Medical Systems, Inc.
               Holly Sugar Building - Suite 330
               2 N. Cascade Avenue
               Colorado Springs, CO  80903

          8.4 Any of the parties hereto may give notice to the others at any time by the methods specified above of a change in the address at which, or the person to whom, notices addressed to it are to be delivered in the future.

          8.5 This agreement, together with the Note and Deed of Trust and other documents delivered pursuant hereto, constitutes the entire agreement among the parties hereto and supersedes all prior correspondence, conversations and negotiations. This agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties. The title of the Sections of this agreement have been assigned thereto for convenience only and shall not be construed as limiting, defining or affecting the substantive terms of the agreement.

          8.6 The parties agree, upon the request of any other party, to execute any agreements, documents or instruments consistent with this agreement which are necessary to consummate the transactions contemplated in this agreement.

          8.7 This agreement may be executed in any number of counterparts, each of which shall be taken to be an original.

          8.8 No modification of this agreement shall be valid unless such modification is in writing and signed by all of the parties to this agreement.
          8.9 No waiver of any provision of this agreement shall be valid unless in writing and signed by the person or party against whom charged.

          8.10 The invalidity or unenforceability of any particular provision of this agreement shall not affect the other provisions of this agreement, and this agreement shall be construed as if such invalid or unenforceable provision was omitted. All parties hereto having participated actively in the negotiation and drafting of this agreement, and each party having been represented by counsel, the terms of this agreement shall not be construed against, nor more favorably to, any party, regardless of their responsibility for its preparation.

          8.11 This agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, executors, administrators successors and assigns.

          8.12 Whenever in this agreement words, including pronouns, are used in the masculine, they shall be read and construed in the feminine or neuter wherever they would so apply, and wherever in this agreement words, including pronouns, are used in the singular, they shall be read and construed in the plural, wherever they would so apply.

          8.13 This agreement shall be subject to and governed by the laws of the State of Colorado, including its choice of laws, irrespective of the residence of the parties.

                              Seller:

                              GALLERY RODEO INTERNATIONAL

                              BY:________________________________
                              Its: ______________________________


                              Purchaser:

                              MICROTECH MEDICAL SYSTEMS, INC.

                              BY:________________________________
                              Its:_______________________________

NOTE:  The original Promissory Note and Deed of Trust are attached here.